UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2021

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 23, 2021, at a special meeting of shareholders (the “Special Meeting”) of Simulations Plus, Inc. (the “Company”), the Company’s shareholders approved the adoption of the Company’s new 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan replaces the Company’s 2017 Equity Incentive Plan. The 2021 Plan was previously approved, subject to shareholder approval, by the Board of Directors of the Company on April 9, 2021.

Additional information regarding the 2021 Plan, including a summary of the material terms of the 2021 Plan, is set forth in the Company’s Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 11, 2021, and those supplements to the Proxy Statement filed by the Company with the Commission on June 8, 2021, June 10, 2021 and June 11, 2021, respectively. Such information and the foregoing description of the 2021 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the 2021 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2021, the Company held the Special Meeting. At the Special Meeting, 16,030,421 of the Company’s 20,114,775 issued and outstanding shares of common stock entitled to vote, or approximately 80%, were represented by proxy.

The final voting results on the sole proposal presented for shareholder approval at the Special Meeting were as follows:

Proposal: To approve the adoption of the 2021 Plan. This proposal was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Votes Withheld	Broker-Non votes
14,974,837	1,041,278	14,306	—	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Simulation Plus, Inc. 2021 Equity Incentive Plan (incorporated by reference to the Current Report on Form 8-K filed by Simulations Plus, Inc. on June 8, 2021).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: June 25, 2021	By: /s/ Will Frederick
Will Frederick
Chief Financial Officer

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